Supplement to the
Fidelity® Sustainable U.S. Equity ETF
November 29, 2023
Summary Prospectus

The fund has changed its classification from a non-diversified fund to a diversified fund.
SUE-SUSTK-0724-101 1.9905036.101	July 15, 2024